Exhibit 21

Subsidiaries of KeySpan Corporation
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Active Conditioning, LLC d/b/a KeySpan Home Energy Services - Delaware

Adrian Associates L.P. (33%) - New York

Alberta Northeast Gas Ltd. (29.6%) - Canada

Arlington Associates LP (owned 99% by Adrian Associates LP) - New York

Bard, Rao + Athanas Consulting Engineers, LLC - Delaware

Binsky & Snyder Plumbing, LLC d/b/a KeySpan Business Solutions - Delaware*

Binsky & Snyder, LLC d/b/a KeySpan Business Solutions - Delaware*

Binsky and Snyder Service, LLC d/b/a KeySpan Business Solutions - Delaware*

Boston Gas Company d/b/a/ KeySpan Energy Delivery New England - Massachusetts

Broken Bridge Corp. - New Hampshire

Colonial GasCompany d/b/a/ KeySpan Energy Delivery New England - Massachusetts

Delta KeySpan, LLC d/b/a KeySpan Business Solutions - Delaware*

Eastern Associated Securities Corp. - Massachusetts

Eastern Energy Systems Corp. - Delaware

Eastern Rivermoor Company, Inc. - Delaware

Eastern Urban Services, Inc. - Delaware

EnergyNorth Natural Gas, Inc. d/b/a/ KeySpan Energy Delivery New England - New
 Hampshire

Enporian, Inc. (11.56%) - Delaware

Essex Gas Company d/b/a/ KeySpan

Energy Delivery New England - Massachusetts

Fritze KeySpan, LLC d/b/a KeySpan Home Energy Services - Delaware


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GEI Development Corp.- Delaware

Granite State Plumbing & Heating, LLC d/b/a KeySpan Business Solutions -
 Delaware*

Honeoye Storage Corporation (52.2%) - New York Iroquois Gas

Transmission System LP (19.4%) - Delaware

Island Energy Services Company, Inc.- New York

Islander East Pipeline Company, LLC (50% Ownership) - Delaware

KeySpan Business Solutions, LLC d/b/a KeySpan Business Solutions - Delaware

KeySpan C.I., Ltd. - Cayman Islands

KeySpan CI II Ltd. - Cayman Islands

KeySpan Communications Corp. - New York

KeySpan Corporate Services LLC - New York

KeySpan Electric Services LLC - New York

KeySpan Energy Corporation - New York

KeySpan Energy Development Co. d/b/a KeySpan Canada - Nova Scotia

KEDC Holdings Corp. - Delaware

KeySpan Energy Management, LLC d/b/a KeySpan Business Solutions - Delaware

KeySpan Energy Services, Inc. d/b/a KeySpan Home Energy Services - Delaware

KeySpan Energy Solutions, LLC d/b/a KeySpan Home Energy Services - Delaware

KeySpan Energy Supply, Inc. - Delaware

KeySpan Energy Trading Services LLC - New York

KeySpan Engineering Associates, Inc. d/b/a KeySpan Business Solutions - New York

KeySpan Engineering & Survey, Inc. - New York


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KeySpan Exploration and Production, LLC - Delaware

KeySpan Gas East Corporation d/b/a/ KeySpan Energy Delivery Long Island - New
 York
KeySpan Generation LLC - New York

KeySpan-Glenwood Energy Center, LLC - Delaware

KeySpan Home Energy Services, LLC d/b/a KeySpan Home Energy Services - Delaware

KeySpan Home Energy Services (New England), LLC d/b/a KeySpan Home
 Energy Services - Delaware

KeySpan IGTS Corp. - New York

KeySpan Insurance Company - Vermont

KeySpan International Corporation - Delaware

KeySpan Islander East Pipeline, LLC - Delaware

KeySpan LNG GP, LLC - Delaware KeySpan LNG LP, LLC - Delaware

KeySpan LNG, LP - Delaware

KeySpan Luxembourg S.A.R.L. - Luxembourg

KeySpan MHK, Inc. - Delaware

KeySpan Midstream Inc. - Delaware

KeySpan Millennium, LLC - Delaware
KeySpan New England, LLC - Massachusetts

KeySpan North East Ventures Inc.- Delaware

KeySpan Plumbing Solutions, Inc. d/b/a KeySpan Home Energy Services - New York

KeySpan Plumbing & Heating Solutions, LLC d/b/a KeySpan Home Energy Services -
 Delaware


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KeySpan-Port Jefferson Energy Center, LLC - Delaware

KeySpan Production Ltd d/b/a KeySpan Canada - Canada

KeySpan Ravenswood, LLC - New York

KeySpan Ravenswood Services Corp. - New York

KeySpan Services, Inc. - Delaware

KeySpan Technologies Inc. - New York

KeySpan Telemetry Solutions, LLC - Delaware

KeySpanUK Limited - United Kingdom

KeySpan Utility Services LLC - New York

KS CI Midstream Limited - Cayman Islands

KSI Contracting, LLC d/b/a KeySpan Business Solutions - Delaware

KSI Electrical, LLC d/b/a KeySpan Business Solutions - Delaware

KSI Mechanical, LLC d/b/a KeySpan Business Solutions - Delaware

KSNE, LLC - Delaware

Marquez Development Corp. - New York

Metro Energy, LLC - Delaware

Millennium Pipeline Company, LLC (21%) - Delaware

Millennium Pipeline Company, LP (21%) - Delaware

MyHomeGate, Inc. - Delaware myhomekey.com, Inc. (18.2%) - Delaware

Mystic Steamship Corporation - Delaware

Nicodama Beheer V. B.V. - Netherlands


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North East Transmission Co., Inc. - Delaware

Northeast Gas Markets LLC (90% Ownership) - Delaware

Northern Peabody, LLC d/b/a KeySpan Business Solutions - Delaware*

Paulus, Sokolowski and Sartor, LLC d/b/a KeySpan Business Solutions - Delaware

PCC Land Company, Inc. - Texas

Philadelphia Coke Co., Inc. - Delaware

Premier Transmission Limited (50%) - United Kingdom

R.D. Mortman, LLC d/b/a KeySpan Business Solutions - Delaware

Seneca Upshur Petroleum, Inc.- West Virginia

Steuben Gas Storage Company (owned 50% by Arlington Associates LP) - New York

The Brooklyn Union Gas Company d/b/a/ KeySpan Energy Delivery New York - New
 York

Transgas, Inc. - Massachusetts

WDF, Inc. d/b/a KeySpan Business Solutions - New York*

Western Associated Energy Corp. - Delaware

Note: All subsidiaries owned 100% unless otherwise indicated. Subsidiaries are held both directly and indirectly by KeySpan Corporation.

*These entities were sold in early 2005.


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